UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): May 1, 2024

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On May 1, 2024, Carlisle Companies Incorporated (the "Company") completed the transaction contemplated by the Unit Purchase Agreement, dated as of March 18, 2024 (the "Purchase Agreement"), with PWP Growth Equity Fund II LP, MTL CP LP, MTL Management Pool LLC, PWP Growth Equity Fund II B LP, Newbury Equity Partners V L.P., HQ Capital SCS SICAV-SIF — Auda Co-Investment Fund II, Regent Street Co-Investment Fund 2018-5, LLC, Trinity Alps Private Opportunities Fund I B LLC, Antares Capital 2 LP, Randolph Street Ventures, L.P., Jeffrey C. Walker and Chavkin Management Corp (collectively, the "Sellers"), MTL Holdings LLC ("MTL Holdings"), MTL GEF Blocker LLC ("Blocker") and, solely in its capacity as the representative of all of the Sellers, PWP Growth Equity Fund II LP.
Pursuant to the Purchase Agreement, the Company acquired all of the equity interests of MTL Holdings and Blocker in exchange for cash consideration in the amount of $410 million, subject to certain customary purchase price adjustments.
The material terms of the Purchase Agreement were previously reported in Item 1.01 of the Company's Current Report on Form 8-K filed on March 20, 2024 with the U.S. Securities and Exchange Commission (the "SEC").
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 1, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Incentive Compensation Program (the “2024 Incentive Compensation Program”), which had been previously approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval, to: (i) increase the total number of shares of the Company’s common stock (“Shares”) available for issuance by an additional 1,400,000 Shares such that a total of 2,770,039 Shares will be available for issuance under the 2024 Incentive Compensation Program; (ii) increase the number of those Shares that will be available for grant as restricted Shares, performance Shares or other “full value” awards by an additional 276,169 Shares such that a total of 850,000 Shares will be available for issuance as restricted Shares, performance Shares or other “full value” awards; (iii) extend the term of the 2024 Incentive Compensation Program through December 31, 2033; (iv) add a $500,000 cap on total annual compensation payable to non-employee directors under the 2024 Incentive Compensation Program; and (v) make other changes to the 2024 Incentive Compensation Program in response to recent regulatory developments and to address and clarify certain administrative matters. The 2024 Incentive Compensation Program is more fully described under “Proposal 4: Approval of the Company’s Amended and Restated Incentive Compensation Program” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 19, 2024 (the “Proxy Statement”), and this description is incorporated by reference in this Current Report on Form 8-K (this “Report”). A copy of the 2024 Incentive Compensation Program is attached as Exhibit 10.1 to this Report and is incorporated herein by this reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders adopted amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to: (i) remove the advance notice requirements for director nominations (the “Advance Notice Charter Amendment”) and move them to the Company’s Amended and Restated Bylaws (the “Bylaws”); and (ii) reflect recent Delaware law changes regarding officer exculpation (the “Officer Exculpation Charter Amendment” and, together with the Advance Notice Charter Amendment, the “Charter Amendments”). The Advance Notice Charter Amendment is more fully described under “Proposal 2: Adoption of Amendment to the Company’s Charter to Remove the Advance Notice Requirements for Director Nominations and Move Them to the Company’s Bylaws” in the Proxy Statement, and this description is incorporated by reference in this Report. The Officer Exculpation Charter Amendment is more fully described under “Proposal 3: Adoption of Amendment to the Company’s Charter to Reflect Recent Delaware Law Changes Regarding Officer Exculpation” in the Proxy Statement, and this description is incorporated by reference in this Report. The Charter Amendments were effective upon the filing of the Company’s Amended and Restated Certificate of Incorporation that includes the Charter Amendments (as amended, the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware on May 1, 2024. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 to this Report and is incorporated herein by this reference.
On May 1, 2024, the Board approved amendments to the Company’s Bylaws (as amended, the “Amended and Restated Bylaws”) to: (i) move the advance notice requirements for the Company’s stockholders to nominate persons for election to the Board at an annual or special meeting of stockholders (the “Advance Notice Requirements”) from the Charter to the Bylaws; and (ii) update the Advance Notice Requirements to address the

SEC’s universal proxy rule in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporate proxy access procedures, as more fully set forth in Sections 1.08 and 1.09, respectively, of the Amended and Restated Bylaws attached as Appendix B to the Proxy Statement. The Amended and Restated Bylaws became effective immediately upon the effectiveness of the Charter Amendments. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this Report and is incorporated herein by this reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders: (i) elected all three of the directors nominated by the Board; (ii) adopted the Advance Notice Charter Amendment; (iii) adopted the Officer Exculpation Charter Amendment; (iv) approved the 2024 Incentive Compensation Program; (v) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2023 as disclosed in the Proxy Statement; and (iv) ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Each of these proposals is further described in the Proxy Statement. Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
Proposal 1. Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
James D. Frias	39,793,947	1,819,636	29,457	2,496,590
Maia A. Hansen	33,364,471	8,166,214	112,355	2,496,590
Corrine D. Ricard	40,018,686	1,593,893	30,461	2,496,590
Proposal 2. Adoption of the Advance Notice Charter Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,452,330	127,433	63,277	2,496,590
Proposal 3. Adoption of the Officer Exculpation Charter Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,631,537	7,943,973	67,530	2,496,590
Proposal 4. Approval of the 2024 Incentive Compensation Program:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,028,736	1,560,190	54,114	2,496,590
Proposal 5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,594,437	4,919,005	129,598	2,496,590
Proposal 6. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
44,039,328	75,373	24,929
Item 7.01.    Regulation FD Disclosure.
On May 1, 2024, the Company issued a press release announcing the closing of the transaction contemplated by the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Report.
The information in this Item 7.01 of this Report, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number		Exhibit Title
	2.1*	Unit Purchase Agreement, dated as of March 18, 2024, by and between Carlisle Companies Incorporated Carlisle Companies Incorporated, PWP Growth Equity Fund II LP, MTL CP LP, MTL Management Pool LLC, PWP Growth Equity Fund II B LP, Newbury Equity Partners V L.P., HQ Capital SCS SICAV-SIF – Auda Co-Investment Fund II, Regent Street Co-Investment Fund 2018-5, LLC, Trinity Alps Private Opportunities Fund I B LLC, Antares Capital 2 LP, Randolph Street Ventures, L.P., Jeffrey C. Walker, Chavkin Management Corp, MTL Holdings LLC, MTL GEF Blocker LLC, and, solely in its capacity as the sellers’ representative, PWP Growth Equity Fund II LP (incorporated by reference to Exhibit 2.1 to Carlisle Companies Incorporated’s Current Report on Form 8-K filed March 20, 2024 (File No. 001-09278)).
	3.1	Amended and Restated Certificate of Incorporation of Carlisle Companies Incorporated.
	3.2	Amended and Restated Bylaws of Carlisle Companies Incorporated.
	10.1**	Carlisle Companies Incorporated Incentive Compensation Program, as amended and restated effective January 1, 2024.
	99.1	Press release of Carlisle Companies Incorporated, dated May 1, 2024.
	104	Cover page interactive data file (formatted in inline XBRL).
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.
**	Management contract or compensation plan or arrangement in which directors or executive officers are eligible to participate.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 1, 2024	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer